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                                                                   Exhibit 10.18

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This Amendment No. 2 (this "Amendment") to Amendment No.1 ("Amendment No. 1") to the Employment Agreement (the "Employment Agreement") dated as of March 1, 1999 by and between Leonard Borow (the "Executive") and Aeroflex Incorporated (the "Company"), hereby amends Amendment No. 1, effective as of August 13, 2001, as set forth below.

          1. Paragraph 2 of Amendment No. 1 is hereby amended to read in its entirety as follows:

               "The Company shall credit each Deferred Amount to a bookkeeping account in the name of the Executive (the "Account") on the date the Deferred Amount would (absent this Amendment) have been paid to the Executive. The Company shall permit the Executive to file an Investment Designation, as defined in Section 1.2 of the Company's Key Employee De ferred Compensation Plan (the "Plan"), and shall credit to the Account earnings in accordance with such Investment Designation and in accordance with and subject to the terms and conditions of Section 2.2 of the Plan. The Account shall be reduced as and to the extent distributions are made from the Account pursuant to Sections 4, 6 and 7 of Amendment No. 1."

          2. Paragraph 7 of Amendment No. 1 is hereby amended to read in its entirety as follows:

               "Notwithstanding any other provision of Amendment No. 1, if the Committee determines that it is possible for the Company to pay the Executive all or any portion of the amounts credited to his Account at a time when he is still employed with the Company or any of its affiliates, without the amount so paid being nondeductible by reason of Section 162(m), then subject to the approval of the Committee in its sole and complete discretion, such amount may be paid to the Executive."

          3. Except as specifically provided in this Amendment, the Employment Agreement and Amendment No. 1 are in all other respects ratified and confirmed without amendment.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.




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                                                     AEROFLEX INCORPORATED


                                                     By: /s/ Michael Gorin
                                                        ------------------
                                                     Name:  Michael Gorin
                                                     Title: President


                                                     /s/ Leonard Borow
                                                     ----------------------
                                                     Leonard Borow

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